____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 17, 1998





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
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(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
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(Former Name or Former Address if Changed Since Last Report)

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Item 5.  Other Event
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------


Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for February 17, 1998 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  March 3, 1998



                                 Exhibit Index


Exhibit                                                     Page
_______                                                     ____

Exhibit 1:  Monthly Distribution Statement to the Noteholders and
            Certificateholders for February 17, 1998 Payment Date.


		BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1977-1

Accounting Date:			2/10/98
Determination Date:			2/13/98
Monthly Payment Date:			2/17/98
Collection Period Ending:		1/31/98


I.  COLLECTION ACCOUNT SUMMARY


    Total Available Funds
	Principal and Interest Payments Received
        (including Prepayments)                              22,099,735.64
	Net Liquidation Proceeds (including
        Rebates/Insurance Amounts)                               53,290.40
	Current Monthly Interest Shortfall/Excess               -60,253.70
	Amount of Withdrawal, if any, from Reserve Account            0.00
	Purchase Amounts for Repurchased Receivables                  0.00

    TOTAL AVAILABLE FUNDS                                    22,092,772.34


II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During
     the Collection Period for Receivables                    6,081,290.35
     Amount of Interest Payments Received
     During the Collection Period 		  	      6,141,544.05
     for Receivables
     Amount of Current Month Simple
     Interest Excess/Shortfall	                                -60,253.70

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (lesser of 1% of
     the Initial Pool Balance and the Outstanding	      8,523,274.21
     Principal Balance of the Notes and Certificates)
     Deposits to Reserve Account (only if Reserve
     Account is less than the Specified Reserve
     Account Balance)		                                      0.00
     Withdrawals from Reserve Account (to the
     extent that there are shortfalls on payments of
     Interest or Principal)	                                      0.00
     Amount in Reserve Account as of Determination
     Date (excluding amount to be paid on
     next Payment Date)	                                       8,523,274.21

IV.  COLLECTIONS ON RECEIVABLES

a)   Interest and Principal Payments Received
     Interest Payments Received	                               6,141,544.05
     Scheduled Principal Payments Received                     4,997,633.97
     Principal Prepayments Received		              10,960,557.62
     Total Interest and Principal Payments Received           22,099,735.64

b)   Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated
     Receivables (including Rebates/Insurance)	  	          57,300.00
     minus  Reasonable Expenses					   4,009.60
     Net Liquidation Proceeds			                  53,290.40

c)   Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest		                       0.00
     Amount Allocable to Principal		                       0.00

     TOTAL COLLECTED FUNDS				      22,153,026.04


V.   CALCULATION OF SERVICING AND TRUSTEE FEES

     Pool Balance of Receivables as of the First
     Day of Collection Period		                    769,351,031.23
	multiplied by Servicer Fee Rate		                     0.50%
	divided by Months per Year		                        12
     SERVICING FEE AMOUNT		                        320,562.93

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)	            208.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)   Pool Balance
     Initial Pool Balance				    852,327,421.00
     Pool Balance as of Preceding Accounting Date           769,351,031.23
     Pool Balance as of the Current Accounting Date	    751,731,883.51
     Age of Pool in Months				                 6

b)   Default and Delinquency Performance
     (includes Repossessions and Bankruptcies)

Current Month	         Number of Loans    Principal Balance  Percentage
30-59 Days Delinquent	       166	       4,346,025.08	0.578%
60-89 Days Delinquent	        50	       1,297,038.45	0.173%
90-119 Days Delinquent	        28	         870,806.52	0.116%
120+ Days Delinquent	        27	         615,861.16	0.082%
Defaults for Current Period	25	         788,717.06	0.105%


     Schedule of Liquidated Loans   **SEE ATTACHMENT
     Description of Vehicle
     Account Number
     Original Principal Balance of Liquidated Loans
     Outstanding Principal Balance of the Liquidated Loan
     Gross Recovery
     	Recovery Net of Expenses
	Realized Loss
	Chargeoff Date
	Repossession Date
	Liquidation Date

     Current Period Defaulted Receivables  **SEE ATTACHMENT
	Description of Vehicle
	Account Number
	Original Principal Balance of the Defaulted Loan
	Outstanding Principal Balance of the Defaulted Loan
	Recovery Net of Expenses (prior to charge-off)
	Chargeoff Date

     Schedule of Repossession Inventory  **SEE ATTACHMENT
	Description of Vehicle
	Account Number
	Original Principal Balance of the Defaulted Loan
	Outstanding Principal Balance of the Defaulted Loan
	Recovery Net of Expenses (prior to charge-off)
	Chargeoff Date
	Repossession Date

     Current Period Realized Losses
	Current Month Realized Losses				 68,547.90
	Preceding Realized Losses 				 55,904.79
	Second Preceding Realized Losses			 15,793.48

VII.	DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	Total Pool Factor		                      881.97547680
	Note Pool Factor			              874.44194100
	Certificate Pool Factor		                     1000.00000000
	Class A-9 Interest and Principal Account  	        469,625.00

a)	Noteholders Monthly Interest Distributable Amount
		Class A-1					      0.00
		Class A-2			                435,464.85
		Class A-3			                696,854.17
		Class A-4			                474,750.00
		Class A-5			                608,541.67
		Class A-6			                375,666.67
		Class A-7			                486,000.00
		Class A-8			                202,195.00
		Class A-9			              1,408,875.00
		Class A-10			                106,500.00

	Noteholders Monthly Principal Distributable Amount
  	       Class A-1					      0.00
		Class A-2			             17,619,147.72
		Class A-3					      0.00
		Class A-4				              0.00
		Class A-5					      0.00
		Class A-6				              0.00
		Class A-7					      0.00
		Class A-8					      0.00
		Class A-9					      0.00
		Class A-10					      0.00

	Certificateholders' Monthly Interest
        Distributable Amount                                    297,464.33
	Certificateholders' Monthly Principal
        Distributable Amount	                                      0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note
Prin+Cert Int+Cert Prin)	                             22,092,772.34
minus:   BKB Servicing Fee			                320,562.93
Plus:    Trustee Fee		                                    208.33


TOTAL WIRE TO CHASE	                                     21,772,417.74